PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier State Municipal Bond Fund, Florida Series. For its semi-annual reporting period ended October 31, 1995, your Series' Class A and Class B shares produced total returns of 6.21% and 5.87%, respectively.* Federally tax-free income dividends of approximately $.404 per share for Class A shares and $.365 per share for Class B shares were paid.** This amounts to an annualized tax-free distribution rate per share of 5.10% for Class A shares and 4.83% for Class B shares.*** Class C shares, from their introduction on August 15, 1995 through October 31, provided a total return of 3.33%,* and paid tax-free income dividends of approximately $.146 per share amounting to an annualized tax-free distribution rate per share of 4.57%.***
THE ECONOMY
    Concerns about lagging economic growth prompted the Federal Reserve Board to ease the Fed Funds rate in July. The bond market has been well ahead of the Federal Reserve in perceiving that inflation was under control. Long-term interest rates have fallen for nearly 12 months and, accordingly, bond investors have enjoyed significant price appreciation. Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion.
    During times of business uncertainty, attention often shifts to the consumer sector of the economy, particularly regarding the consumer's ability to spend. There are some indications that consumers are being pinched. There is little doubt that the economic recovery has been productivity-driven. That is, corporations have succeeded in paring expenses from their cost of doing business. With this reduction in overhead, bottom line profits have grown dramatically. Yet little of this corporate prosperity has spilled over into the consumer sector of the economy. Wages and salaries grew less than 3% over the past year, barely keeping pace with inflation. An additional consumer concern, new job creation, is at the slowest pace of the post-World War II era. Recent retail sales reports were the weakest since June 1991, when the economy was in recession. Also, there is worry that the coming holiday season will be a poor one for retailers, since debt-burdened consumers may spend cautiously.
    Yet, there are also significant signs of continued growth. Despite indications of a potential slowdown in consumer spending, measures of consumer confidence remain high. Business capital spending and home-building activity have continued, providing substantial fuel for economic growth. Business investment in durable equipment, when calculated as a percentage of Gross Domestic Product (GDP), is at a 35-year high with no sign of a letup. No wonder industrial production is booming! And while job and wage growth is slow, the index of hours worked (a key determinant of GDP growth and income generation) is rising. Providing additional confidence is the fact that the four-and-a-half-year recovery has been well balanced: corporate debt issuance has been moderate and the banking system is not overstretched.
    We are encouraged by the Federal Reserve's successful handling of several crises (Mexico, derivatives, Japanese banking), any one of which could have threatened the monetary system in the U.S. and/or abroad.
MARKET ENVIRONMENT
    The municipal bond market recovered strongly in 1995 as long-term interest rates fell. If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, there may be a good chance that the Fed will ease further. We believe this indicates a favorable outlook for bond markets in general, particularly with inflation under control. But inflation can only go so low, and we are wary that the bond market's strength may be counting too much on continued improvement on the price front. Thus, while we remain confident in this market environment, we are alert to the stimulatory effect of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task - to maximize current income exempt from Federal personal income taxes to the extent consistent with the preservation of capital - continues to guide our portfolio management decisions.
    While the municipal market and the Series have performed very well this year, results for municipal securities have been trailing other fixed income markets. Concerns about tax reform may be limiting investor enthusiasm for tax exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests to us that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    This year's impressive price move has more than offset 1994's decline. During the summer, in view of both the municipal market's strong showing and the degree of volatility exhibited in bond prices, we decided to "book some profits" and take a more cautious approach until a clearer economic picture developed.
    The current environment provides us with an opportunity to rebalance the portfolio so that it continues to own securities which we believe have the greatest potential for performance and income. Our trading activity will continue to concentrate on purchasing bonds which possess desirable liquidity, call and coupon characteristics.
    The municipal market, despite the normal year-end increase in new issue supply and ongoing concern over tax reform, continues to move higher. We expect that the issuance of Florida bonds will remain modest next year. This will provide a positive technical impetus, but will also challenge us in our search for appropriate securities.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Series and in The Dreyfus Corporation.
                          Very truly yours,
                      [Richard J. Moynihan signature logo]
                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
November 16, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, without taking into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some state and local taxes for non-Florida residents.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share in the case of Class A shares or net asset value per share in the case of Class B and C shares at the end of the period.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS                                                                             OCTOBER 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                               AMOUNT           VALUE
                                                                                                 --------------   --------------
FLORIDA-95.0%
Alachua County Health Facilities Authority, Health Facilities Revenue
    (Refunding - Santa Fe Healthcare Facilities Project) 7.60%, 11/15/2013..                    $    3,500,000   $  3,766,910
Arcadia, Water and Sewer Revenue 7.75%, 12/1/2021...........................                         2,215,000      2,404,648
Brevard County Health Facilities Authority, HR
    (Holmes Regional Medical Center Project) 5.70%, 10/1/2008 (a)...........                         4,585,000      4,735,526
Broward County Health Facilities Authority, Revenue, Refunding
    (Broward County Nursing Home) 7.50%, 8/15/2020 (LOC; Allied Irish Bank) (b)                      1,000,000      1,068,770
Charlotte County, Health Care Facilities Revenue
    (Charlotte Community Mental Health Project) 9.25%, 7/1/2020.............                         1,635,000      1,831,200
Clay County Housing Finance Authority, SFMR
    8.20%, 6/1/2021 (Collateralized; GNMA)..................................                           670,000        718,696
Dade County:
    Aviation Revenue:
      6.55%, 10/1/2013 (Insured; MBIA)......................................                         4,225,000      4,511,117
      (Miami International Airport) 5.75%, 10/1/2013 (Insured; MBIA)........                        10,000,000     10,081,000
    Water and Sewer Systems Revenue 6.25%, 10/1/2011 (Insured; FGIC)........                         2,115,000      2,306,407
Dade County Educational Facilities Authority, Revenue (Saint Thomas
University)
    7.65%, 1/1/2014 (LOC; Sun Bank, Prerefunded 1/1/2000) (b,c).............                         2,500,000      2,867,350
Dade County Health Facilities Authority, HR
    (South Shore Hospital and Medical Center) 7.60%, 8/1/2024 (Insured; FHA)                         2,410,000      2,624,996
Dade County Housing Finance Authority, Revenue, Refunding:
    MFMR (Cutler Meadows Apartment) 6.50%, 7/1/2022 (Insured; FHA)..........                         1,785,000      1,812,614
    SFMR 6.70%, 4/1/2028 (Collateralized: FNMA & GNMA)......................                         4,500,000      4,648,365
Dunes Community Development District, Revenue, Refunding
    (Intracoastal Waterway Bridge) 5.50%, 10/1/2007.........................                         1,095,000      1,097,431
Duval County Housing Finance Authority, SFMR:
    7.85%, 12/1/2022 (Collateralized; GNMA).................................                         2,625,000      2,802,476
    7.70%, 9/1/2024 (Collateralized; GNMA)..................................                         1,460,000      1,583,969
Escambia County, PCR (Champion International Corp. Project) 5.875%, 6/1/2022                         3,000,000      2,810,700
Escambia County Housing Finance Authority, SFMR 7.80%, 4/1/2022.............                         1,170,000      1,253,947
Florida Board of Education, Capital Outlay 5.80%, 6/1/2010..................                         2,000,000      2,067,820
Florida Division of Bond Finance Department, General Services Revenues
    (Department of Natural Resources-Preservation 2000)
    5.75%, 7/1/2013 (Insured; AMBAC)........................................                         7,695,000      7,857,364
Florida Housing Finance Agency:
    (Brittany Rosemont Apartments) 7%, 2/1/2035.............................                         6,000,000      6,373,860
    Multi-Family Housing (Driftwood Terrace Project)
      7.65%, 12/20/2031 (Collateralized; GNMA)..............................                         3,440,000      3,680,112
    Single Family Mortgage, Refunding 6.65%, 1/1/2024.......................                         3,500,000      3,602,445

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                               OCTOBER 31, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                 --------------    --------------
FLORIDA (CONTINUED)
Florida Municipal Power Agency, Revenue (All Requirements Power Supply Project)
    5.10%, 10/1/2025 (Insured; AMBAC).......................................                    $    5,000,000  $   4,621,850
Florida Turnpike Authority, Turnpike Revenue
    (Department of Transportation) 5.50%, 7/1/2021 (Insured; FGIC)..........                         5,000,000      4,915,200
Greater Orlando Aviation Authority, Airport Facilities Revenue, Refunding:
    5.50%, 10/1/2008 (Insured; AMBAC).......................................                         5,940,000      6,078,758
    5.50%, 10/1/2013 (Insured; AMBAC).......................................                         2,750,000      2,722,693
Highlands County Health Facilities Authority, Revenue (Adventist Sunbelt
Hospital)
    7%, 11/15/2014..........................................................                         1,500,000      1,661,820
Hillsborough County, Utility Revenue, Refunding:
    6.625%, 8/1/2011........................................................                         4,000,000      4,186,680
    7%, 8/1/2014............................................................                         4,765,000      5,069,912
Hillsborough County Aviation Authority, Revenue, Refunding (Delta Airlines):
    6.80%, 1/1/2024.........................................................                         2,500,000      2,584,000
    7.75%, 1/1/2024.........................................................                         1,500,000      1,599,150
Hillsborough County Port District, Revenue (Tampa Port Authority)
    8.25%, 6/1/2009 (Prerefunded 12/1/2000) (c).............................                         3,000,000      3,560,880
Indian Trace Community Development District,
    Water and Sewer Revenue 8.50%, 4/1/1997.................................                           340,000        359,499
Jackson County, PCR, Refunding (Gulf Power Co. Project) 6.75%, 3/1/2022.....                         3,930,000      4,082,602
Jacksonville, Excise Taxes Revenue, Refunding 6.50%, 10/1/2013 (Insured; AMBAC)                      5,000,000      5,396,400
Jacksonville Electric Authority, Revenue, Refunding (Saint John's River)
    5.50%, 10/1/2014........................................................                         6,700,000      6,572,298
Jacksonville Health Facilities Authority, HR, Refunding (Saint Luke's
Hospital)
    7.125%, 11/15/2020......................................................                         6,700,000      7,288,059
Lake County, Resource Recovery IDR, Refunding (NRG/Recovery Group)
    5.85%, 10/1/2009........................................................                         6,000,000      5,876,820
Marion County Hospital District, Revenue, Refunding
    (Munroe Regional Medical Center) 6.25%, 10/1/2012 (Insured; FGIC).......                         3,000,000      3,159,990
Nassau County, PCR, Refunding (ITT Rayonier, Inc. Project)
    7.65%, 6/1/2006.........................................................                         4,500,000      4,829,625
North Miami, Educational Facilities Revenue (Johnson & Whales University
Project)
    6.10%, 4/1/2013.........................................................                         5,000,000      5,016,900
North Miami Health Facilities Authority, Health Facilities Revenue
    (Villa Maria Nursing Housing Project) 7.50%, 9/1/2012...................                         2,670,000      2,929,150
Orange County, Solid Waste Facilities Revenue 6.375%, 10/1/2007 (Insured; FGIC)                      4,910,000      5,362,653
Orange County Health Facilities Authority, Health Facilities Revenue
    (Mental Health Service Project) 9.25%, 7/1/2020 (Prerefunded 7/1/2000) (c)                       3,780,000      4,565,522

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                               OCTOBER 31, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                 --------------    --------------
FLORIDA (CONTINUED)

Orlando Utilities Commission, Water and Electric Revenue:
    5.50%, 10/1/2026........................................................                     $  12,440,000   $ 11,931,577
    5.50%, 10/1/2027........................................................                         4,000,000      3,834,640
Osceola County Industrial Development Authority, Revenue
    (Community Provider Pooled Loan Program) 7.75%, 7/1/2017................                         5,235,000      5,544,389
Palm Beach County:
    Solid Waste Industrial Development Revenue:
      (Okeelanta Power LP Project) 6.85%, 2/15/2021.........................                        11,000,000     10,998,460
      (Osceola Power LP) 6.85%, 1/1/2014....................................                         5,800,000      5,848,778
    Water and Sewer Revenue 5%, 10/1/2010 (Insured; MBIA) (d)...............                         4,320,000      4,172,213
Palm Beach County Housing Finance Authority, Single Family Mortgage
    Purchase Revenue 6.55%, 4/1/2027........................................                         2,750,000      2,825,405
Pinellas County, PCR, Refunding (Florida Power Corp.) 7.20%, 12/1/2014......                         3,000,000      3,235,320
Pinellas County Housing Finance Authority, SFMR:
    7.70%, 8/1/2022.........................................................                         2,810,000      3,018,474
    (Multi-County Program) 6.70%, 2/1/2028 (Insured; FHA)...................                         5,000,000      5,191,500
Polk County Industrial Development Authority, IDR (IMC Fertilizer)
    7.525% 1/1/2015.........................................................                        10,000,000     10,496,900
Saint Lucie County, SWDR (Florida Power and Light Co. Project)
    7.15%, 2/1/2023.........................................................                         4,000,000      4,277,640
Sunrise, Special Tax District Number 1, Refunding
    6.375%, 11/1/2021 (LOC; Bayerische Hypotheken-und Weschel Bank) (b).....                         2,500,000      2,604,775
Tampa, Water and Sewer Revenue, Refunding
    6.60%, 10/1/2014 (Insured; FGIC, Prerefunded 10/1/2002) (c).............                         9,770,000     10,809,919
Volusia County Health Facilities Authority, Hospital Facilities Revenue
    (Memorial Health System Project):
      8.125%, 6/1/2008 (Prerefunded 6/1/2000) (c)...........................                         1,970,000      2,288,037
      8.25%, 6/1/2020 (Prerefunded 6/1/2000) (c)............................                         2,500,000      2,915,600
U.S. RELATED-5.0%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         5,000,000      5,106,700
Virgin Islands Port Authority, Airport Revenue (Cyril E. King Airport
Project)
    8.10%, 10/1/2005........................................................                         2,500,000      2,714,975
Virgin Islands Public Finance Authority, Revenue, Refunding 7.25%, 10/1/2018                         5,400,000      5,751,216
                                                                                                                 ------------
TOTAL INVESTMENTS (cost $257,611,346).......................................                                     $272,514,702
                                                                                                                 =============




PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                 Insurance Corporation
FNMA          Federal National Mortgage Association              MFMR    Multi-Family Mortgage Revenue
GNMA          Government National Mortgage Association           PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (E)              OR          MOODY'S             OR         STANDARD & POOR'S           PERCENTAGE OF VALUE
--------                           --------                       ------------------        --------------------
AAA                                Aaa                            AAA                               42.5%
AA                                 Aa                             AA                                16.4
A                                  A                              A                                  4.3
BBB                                Baa                            BBB                               14.8
BB                                 Ba                             BB                                 5.4
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     16.6
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   =======


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (b)  Secured by letters of credit.
    (c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d)  Purchased on a delayed delivery basis.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poors have been determined by the Manager to be of comparable quality to those rated securities in which the Series may invest.









See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $257,611,346)-see statement.....................................                                        $272,514,702
    Receivable for investment securities sold...............................                                           4,065,961
    Interest receivable.....................................................                                           3,937,549
    Receivable for shares of Beneficial Interest subscribed.................                                             218,399
    Prepaid expenses........................................................                                               6,997
                                                                                                                   -------------
                                                                                                                     280,743,608
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $   128,383
    Due to Distributor......................................................                         69,718
    Due to Custodian........................................................                        989,900
    Payable for investment securities purchased.............................                      4,144,949
    Payable for shares of Beneficial Interest redeemed......................                        489,761
    Accrued expenses........................................................                         43,082            5,865,793
                                                                                                  ------------       -----------
NET ASSETS..................................................................                                        $274,877,815
                                                                                                                    ============
REPRESENTED BY:
    Paid-in capital.........................................................                                        $256,298,612
    Accumulated undistributed net realized gain on investments..............                                           3,675,847
    Accumulated net unrealized appreciation on investments-Note 3...........                                          14,903,356
                                                                                                                   -------------
NET ASSETS at value.........................................................                                        $274,877,815
                                                                                                                   =============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                          16,534,046
                                                                                                                   =============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                           1,791,832
                                                                                                                   =============
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                                  69
                                                                                                                   =============
NET ASSET VALUE per share:
    Class A Shares
      ($248,010,796 / 16,534,046 shares)....................................                                              $15.00
                                                                                                                   =============
    Class B Shares
      ($26,865,985 / 1,791,832 shares)......................................                                              $14.99
                                                                                                                   =============
    Class C Shares
      ($1,034 / 69 shares)..................................................                                              $14.99
                                                                                                                   =============


See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                        $  8,828,745
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $    769,163
      Shareholder servicing costs-Note 2(c).................................                         442,326
      Distribution fees-Note 2(b)...........................................                          65,745
      Professional fees.....................................................                          39,009
      Custodian fees........................................................                          14,772
      Trustees' fees and expenses-Note 2(d).................................                           1,714
      Prospectus and shareholders' reports..................................                           1,083
      Registration fees.....................................................                           1,019
      Miscellaneous.........................................................                           9,536
                                                                                                  ----------
            TOTAL EXPENSES..................................................                                           1,344,367
                                                                                                                     -----------
            INVESTMENT INCOME-NET...........................................                                           7,484,378
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                     $   810,029
    Net unrealized appreciation on investments..............................                       8,385,032
                                                                                                  ----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                           9,195,061
                                                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $16,679,439
                                                                                                                     ===========






See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          YEAR ENDED       SIX MONTHS ENDED
                                                                                          APRIL 30,        OCTOBER 31, 1995
                                                                                          1995               (UNAUDITED)
                                                                                    --------------       -------------------
OPERATIONS:
    Investment income-net................................................            $  16,368,966            $    7,484,378
    Net realized gain on investments.....................................                4,410,983                   810,029
    Net unrealized appreciation (depreciation) on investments for the period            (2,782,324)                8,385,032
                                                                                     -------------              -------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........               17,997,625                16,679,439
                                                                                     -------------              -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares.....................................................              (15,149,356)               (6,842,464)
      Class B shares.....................................................               (1,219,610)                 (641,904)
      Class C shares.....................................................                    --                          (10)
    Net realized gain on investments:
      Class A shares.....................................................                 (716,166)                     --
      Class B shares.....................................................                  (65,057)                     --
                                                                                      -------------             -------------
          TOTAL DIVIDENDS................................................              (17,150,189)               (7,484,378)
                                                                                      -------------             -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.....................................................               12,537,474                 3,872,842
      Class B shares.....................................................                5,009,096                 2,200,445
      Class C shares.....................................................                   --                         1,000
    Dividends reinvested:
      Class A shares.....................................................                5,971,345                 2,548,512
      Class B shares.....................................................                  509,461                   231,588
      Class C shares.....................................................                    --                           10
    Cost of shares redeemed:
      Class A shares.....................................................              (56,564,392)              (19,152,312)
      Class B shares.....................................................               (2,889,736)               (1,707,422)
                                                                                      -------------             -------------
          (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS.              (35,426,752)              (12,005,337)
                                                                                      -------------             -------------
            TOTAL (DECREASE) IN NET ASSETS...............................              (34,579,316)               (2,810,276)
NET ASSETS:
    Beginning of period..................................................              312,267,407               277,688,091
                                                                                      -------------            -------------
    End of period........................................................             $277,688,091              $274,877,815
                                                                                      -------------            =============

                                                                            SHARES
                                   --------------------------------------------------------------------------------------------
                                                   CLASS A                         CLASS B                   CLASS C
                                   -----------------------------------   -----------------------------   -------------------
                                       YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED      PERIOD ENDED
                                         APRIL 30,   OCTOBER 31, 1995     APRIL 30,   OCTOBER 31, 1995     OCTOBER 31, 1995
                                          1995         (UNAUDITED)          1995         (UNAUDITED)         (UNAUDITED)*
                                   --------------  -------------------  -----------   ----------------   -------------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........              877,487          260,282           350,773         148,648                 68
    Shares issued for
      dividends reinvested              419,064         171,083           35,744          15,552                  1
    Shares redeemed......          (3,988,619)        (1,287,843)        (202,194)      (114,907)                 ---
                                   -------------      -------------   -------------   ------------           -------------
          NET INCREASE (DECREASE)
            IN SHARES
            OUTSTANDING..          (2,692,068)          (856,478)        184,323          49,293                  69
                                   =============      =============   =============   =============           =============
*  From August 15, 1995 (commencement of initial offering) to October 31,
1995.

See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                                     CLASS A SHARES
                                                     ----------------------------------------------------------------------
                                                                                                             SIX MONTHS ENDED
                                                                  YEAR ENDED APRIL 30,                       OCTOBER 31, 1995
                                                     --------------------------------------------------
PER SHARE DATA:                                        1991        1992        1993        1994        1995     (UNAUDITED)
                                                     -------      -------     -------    -------      -------   -------------

    Net asset value, beginning of period..            $13.34     $13.93        $14.33      $15.02     $14.43      $14.51
                                                     ------       ------       ------     ------      ------     ------
    INVESTMENT OPERATIONS:
    Investment income-net.................              .99        .95          .92        .85         .81          .40
    Net realized and unrealized gain (loss)
      on investments......................              .61        .41          .86       (.51)        .12          .49
                                                     ------       ------       ------     ------      ------     ------
      TOTAL FROM INVESTMENT OPERATIONS.               1.60         1.36        1.78        .34         .93         .89
                                                     ------       ------       ------     ------      ------     ------
    DISTRIBUTIONS:
    Dividends from investment income-net..            (.99)       (.95)        (.92)      (.85)        (.81)      (.40)
    Dividends from net realized gain
      on investments......................            (.02)       (.01)        (.17)      (.04)        (.04)       --
    Dividends in excess of net realized gain
      on investments......................              --          --          --        (.04)         --         --
                                                     ------       ------       ------     ------      ------     ------
      TOTAL DISTRIBUTIONS.................            (1.01)      (.96)       (1.09)      (.93)       (.85)       (.40)
                                                     ------       ------       ------     ------      ------     ------
    Net asset value, end of period........            $13.93     $14.33       $15.02      $14.43      $14.51     $15.00
                                                     ======       ======       ======     ======      ======     ======
TOTAL INVESTMENT RETURN(1)................            12.40%      10.09%      12.84%      2.14%        6.71%     12.32%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets            .21%        .52%        .69%        .80%        .90%       .91%(2)
    Ratio of net investment income to
      average net assets..................            7.11%        6.65%       6.21%       5.61%       5.67%     5.39%(2)
    Decrease reflected in above expense ratios due
      to undertakings by the Manager......              .74%      .41%         .21%        .10%        .01%        --
    Portfolio Turnover Rate...............             .28%       20.99%       33.18%     20.84%      50.62%     31.81%(3)
    Net Assets, end of period (000's Omitted)        $177,927    $245,474    $299,775    $289,791    $252,406    $248,011
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.



See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                        CLASS B SHARES                    CLASS C SHARES
                                                    --------------------------------------------------  -------------------
                                                                                      SIX MONTHS ENDED   PERIOD ENDED
                                                          YEAR ENDED APRIL 30,        OCTOBER 31, 1995  OCTOBER 31, 1995
                                                      ----------------------------
PER SHARE DATA:                                       1993(1)      1994         1995     (UNAUDITED)     (UNAUDITED)(2)
                                                      -------     -------     -------  --------------  -------------------
    Net asset value, beginning of period....          $14.59      $15.01      $14.42         $14.51       $14.65
                                                      ------      ------      ------         ------       ------
    INVESTMENT OPERATIONS:
    Investment income-net...................           .24          .77        .73            .37          .15
    Net realized and unrealized gain (loss)
      on investments........................           .42         (.51)       .13            .48          .34
                                                      ------      ------      ------         ------       ------
      TOTAL FROM INVESTMENT OPERATIONS......           .66          .26        .86            .85          .49
                                                      ------      ------      ------         ------       ------
    DISTRIBUTIONS:
    Dividends from investment income-net....          (.24)        (.77)       (.73)        (.37)         (.15)
    Dividends from net realized gain
      on investments........................            --         (.04)       (.04)         --            --
    Dividends in excess of net realized gain
      on investments........................            --         (.04)        --           --            --
                                                      ------      ------      ------         ------       ------
      TOTAL DISTRIBUTIONS...................          (.24)       (.85)       (.77)          (.37)        (.15)
                                                      ------      ------      ------         ------       ------
    Net asset value, end of period..........          $15.01      $14.42      $14.51         $14.99      $14.99
                                                      ======      ======      ======         ======       ======
TOTAL INVESTMENT RETURN(3)..................         15.60%(4)    1.54%        6.21%      11.64%(4)     15.58%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.         1.12%(4)     1.34%        1.41%       1.41%(4)      1.77%(4)
    Ratio of net investment income to
      average net assets....................         4.87%(4)     4.91%        5.13%       4.87%(4)      4.56%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....          .12%(4)      .09%        .01%            --           --
    Portfolio Turnover Rate.................          33.18%      20.84%      50.62%      31.81%(5)     31.81%(5)
    Net Assets, end of period (000's Omitted)        $5,916       $22,476     $25,282        $26,866          $1
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    From August 15, 1995 (commencement of initial offering) to October 31, 1995.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.

See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Florida Series (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal
Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. There was no expense reimbursement for the six months ended October 31, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $128 during the six months ended October 31, 1995 from commissions earned on sales of the Series' shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Series pays the Distributor for distributing the Series' Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1995, $65,743 was charged to the Series for the Class B shares and $2 was charged to the Series for the Class C shares.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended October 31, 1995, $316,748, $32,871 and $1 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $124,613,364 and $135,632,810, respectively, for the six months ended October 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $14,903,356, consisting of $15,039,693 gross unrealized appreciation and $136,337 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).






PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Florida Series (one of the Series constituting the Premier State Municipal
Bond Fund) as of October 31, 1995 and the related statements of operations and changes in net assets and financial highlights for the six month period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended April 30, 1995 and financial highlights for each of the five years in the period ended April 30, 1995 and in our report dated June 6, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
                                           [Ernst and Young LLP signature logo]

New York, New York
December 7, 1995



[Dreyfus lion "d" logo]
PREMIER STATE MUNICIPAL
BOND FUND, FLORIDA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                   051/615/635SA9510
[Dreyfus logo]
Semi-Annual Report
Premier State
Municipal Bond Fund
Florida Series
October 31, 1995